RBC FUNDS TRUST

RBC Money Market Funds

Prime Money Market Fund
U.S. Government Money Market Fund
Tax-Free Money Market Fund

Supplement dated March 15, 2010 (as revised March 25, 2010) to the Prospectus dated November 24, 2009

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

New Shareholder Services/Transfer Agent

Effective March 15, 2010, U.S. Bancorp Fund Services, LLC will provide transfer agency and shareholder services to the Funds.  All references to Boston Financial Data Services, Inc. (“BFDS”) in the Prospectus should be deleted and replaced with U.S. Bancorp Fund Services, LLC.

Accordingly, the information on pages 19 through 34 of the Prospectus is deleted and replaced with the following information.

Shareholder Information

Pricing of Fund Shares

NAV Calculation Times

The Funds normally calculate their share price at the following times on days that the primary trading markets for the Fund’s portfolio instruments are open:

Fund	Time of NAV Calculation
Prime Money Market Fund	Once daily at 5:00 p.m. Eastern time
U.S. Government Money Market Fund	Once daily at 5:00 p.m. Eastern time
Tax-Free Money Market Fund	Twice daily at 1:00 p.m. Eastern time and 4:00 p.m. Eastern time (or close of trading on the New York Stock Exchange (“NYSE”))

AM Purchases (participate in the day’s dividend)	AM Redemptions (does not participate in the day’s dividend)
• Any purchase by fed wire for which pre-notification was received	• Any telephone redemption for which proceeds will be sent by fed wire
PM Purchase (participate in next day’s dividend)	PM Redemptions (participates in the day’s dividend)
• All purchases by check • Any purchase by wire for which pre-notification was not received • All exchange/transfer "in" transactions • Internet purchases	• All draft check redemptions • Any written redemption regardless of the method of payment • All exchange/transfer "out" transactions • Internet redemptions

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A Fund’s share price is its net asset value (“NAV”) per share, which is the value of the Fund’s net assets divided by the number of its outstanding shares. Each Fund seeks to maintain a stable NAV of $1.00 per share.

When Orders are Priced
A purchase order for shares is priced at the NAV next calculated after your order is received in good order by the Fund or its transfer agent, including any special documentation that may be required in certain circumstances, and the form of payment has been converted to federal funds. For example, a purchase of shares of Tax-Free Money Market Fund that is received in good order before 1:00 p.m. Eastern time would be priced at the NAV calculated at 1:00 p.m. Eastern time and would be eligible to receive dividends declared on that day. A purchase order that is received after 1:00 p.m. Eastern time, but prior to the close of the business day would be priced at the NAV calculated at the close of the business day and would be eligible to receive dividends declared on the next business day. For further information, see “Introduction to Purchases” in the “Purchasing and Selling Your Shares” section.

Your order for redemption (sale) of shares is priced at the NAV next calculated after your order is received in good order by a Fund or its transfer agent, including any special documentation that may be required in certain circumstances. For example, a redemption order of shares of Tax-Free Money Market Fund received in good order before 1:00 p.m. Eastern time would be priced at the NAV calculated at 1:00 p.m. Eastern time. A redemption order that is received after 1:00 p.m. Eastern time, but prior to the close of the business day would be priced at the NAV calculated at the close of the business day. For further information, see “Introduction to Redemptions (Sales)” in the “Purchasing and Selling Your Shares” section.

Generally, you may purchase, redeem, or exchange shares of each Fund on any day when the NYSE and the primary trading markets for the Funds’ portfolio instruments are open. Purchases, redemptions, and exchanges will be restricted in the event of an early or unscheduled close of the NYSE or in the event of an early or unscheduled close of the primary trading markets for the Funds’ portfolio instruments. Even if the NYSE is closed, a Fund may accept purchase, redemption, and exchange orders on those days when the primary trading markets for the Fund’s portfolio instruments are open, and the Fund’s management believes there is an adequate market to meet purchase, redemption, and exchange requests. On such days, the Fund would also price shares in accordance with the above procedures.

Valuation of Portfolio Securities
Securities held by each Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1.00 per share. If amortized cost no longer approximates market value due to credit or other impairments of an issuer, each Fund will use pricing and valuation procedures approved by the Funds’ Board of Trustees.

Purchasing and Selling Your Shares

Where to Buy Fund Shares
You may purchase shares through RBC Wealth Management and introducing brokers that clear transactions through RBC Correspondent Services, a division of RBC Capital Markets Corporation (“RBC Capital Markets”), RBC Advisor Services, RBC Capital Markets and through other financial intermediaries. You may purchase RBC Institutional Class 1 and RBC Institutional Class 2 shares directly from the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC. You may contact U.S. Bancorp Fund Services, LLC at 1-800-422-2766.

Information for Shareholders Not Participating in a Cash Sweep Program
Eligibility for RBC Institutional Class 1 for each Fund is limited to existing shareholders in the Fund as of November 21, 2008 (and only with respect to shareholder accounts held directly with the transfer agent that remain open thereafter), or investors with a minimum of $10 million dollars to invest in a Fund. Eligibility for RBC Institutional Class 2 for each of the Funds is limited to investors who have a minimum of $1 million dollars to invest in a Fund.

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Introduction to Purchases
If purchasing through your brokerage account, financial advisor or other financial intermediary, simply tell your investment representative that you wish to purchase shares of a Fund and he or she will take care of the necessary documentation. Shares of each Fund may be purchased at their next determined NAV. Shares of each Fund are sold without a sales charge.

Each of the Funds, the Distributor, the Advisor and the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Funds and their shareholders.

Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of a Fund at the Fund’s NAV next determined after your order is received by an organization in proper order before the NAV calculation time for the share class, or such earlier time as may be required by an organization, and the form of payment has been converted to federal funds. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, U.S. Bancorp Fund Services, LLC. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. (The Fund is, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization and the form of payment has been converted to federal funds, even if the organization does not transmit the order to the Fund in a timely manner.)

Introduction to Redemptions (Sales)
You may redeem shares of each Fund by contacting your investment representative. Shares will be redeemed at their next determined NAV. If you recently purchased your shares by check, your redemption proceeds will not be sent to you until your check may be confirmed as cleared, which may take up to 15 days from the date of purchase. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, in the event of an early or unscheduled close of the primary trading markets for the Funds’ portfolio instruments, or under certain emergency circumstances as determined by the SEC. Redemptions are treated as sales for federal income tax purposes. In addition to contacting your investment representative, depending on your type of account, you may be able to redeem shares of the Fund by following the instructions described on the next few pages.

Financial institutions (such as banks and broker-dealers) through which Fund shares may be purchased may charge additional fees and may require higher minimum investments or impose certain order processing requirements, or other limitations and restrictions on buying and selling shares. Consult your financial institution or investment representative for specific information concerning your account or the Fund in which you may wish to purchase or redeem shares.

Additional Purchase and Sale Information — RBC Institutional Class 1 and RBC Institutional Class 2
This section provides additional information concerning the purchase of shares of RBC Institutional Class 1 and RBC Institutional Class 2 for shareholders who purchase shares directly from the Fund or its transfer agent, U.S. Bancorp Fund Services, LLC. For additional details concerning the purchase of shares of the other classes of the Money Market Funds, contact your financial institution or investment representative.

Minimum Initial Investment
Amount
RBC Institutional Class 1	$10,000,000
RBC Institutional Class 2	$1,000,000

The Funds cannot process transaction requests unless they are properly completed as described in this section. The Funds may cancel or change their transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

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All purchases of the Funds’ shares must be in U.S. dollars.  All checks must be in U.S. dollars drawn on a domestic bank.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, post dated checks, post dated online bill pay checks, or any conditional order or payment.

The transfer agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is returned.  The Funds may waive their minimum purchase requirement.  The Funds do not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.

Telephone Purchase, Exchange and Redemption Privileges
Shareholders who open accounts with the Funds (other than through RBC Wealth Management and introducing brokers that clear transactions through RBC Correspondent Services or RBC Advisor Services) are automatically granted telephone purchase, exchange and redemption privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to the Fund. If you call the Fund, the Fund’s representative may request personal identification and may tape record the call. Shareholders who open accounts through RBC Wealth Management or introducing brokers that clear transactions through RBC Correspondent Services or RBC Advisor Services should check with their investment representative for details on purchases, exchanges, redemptions and related policies.

Additional Purchase and Sale Information — RBC Select Class, RBC Reserve Class, and RBC Investor Class
You must be a client of RBC Wealth Management, a client of an RBC Correspondent Services correspondent firm or a client of RBC Advisor Services or RBC Capital Markets to purchase or sell RBC Select Class, RBC Reserve Class, and RBC Investor Class shares of the Funds.
Not all correspondent firms have arrangements with RBC Correspondent Services to make shares of each Fund available to their customers.

For additional details concerning the purchase or sale of the Funds, contact your financial institution or financial consultant. If you are opening an account through your financial consultant, brokerage account or other financial institution, simply tell your financial consultant that you wish to open an account and they will take care of the necessary documentation. Shareholders who open accounts through introducing brokers that clear transactions through RBC Correspondent Services or RBC Advisor Services, should direct all requests to buy, sell or exchange shares directly to your financial consultant.

Information for Direct Clients of RBC Wealth Management
For RBC Wealth Management, a division of RBC Capital Markets, a client’s eligibility for each share class will be based on the total assets in a client’s account(s) held at RBC Wealth Management or the total commissions and fees paid from the client’s account(s) over the previous 12 months, aggregated by household. Clients with greater total household assets or commissions/fees may earn higher yields than clients with lower total household assets or commissions. In determining household values, RBC Wealth Management looks at multiple pieces of client information, including street address, tax ID, last name, telephone number, zip code and account type to determine which accounts belong together. RBC Wealth Management reserves the right to modify how it links household accounts and the right to amend the definition of eligible assets, commissions and fees, and the Funds’ Board of Trustees reserves the right to change share class eligibility qualifications.

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The following total household asset and twelve-month trailing commission and fee levels will determine a client’s eligible share class:

Total Household Assets	-or-	12 Month Trailing Commissions	Share Class
$5,000,000+		$50,000 or more	RBC Select Class*

$1,000,000 - $4,999,999		Between $10,000 and $49,999	RBC Reserve Class

$0 - $999,999		Under $10,000	RBC Investor Class

*  Employees of RBC Capital Markets and its affiliates who hold accounts at RBC Capital Markets are eligible for the RBC Select class of shares through the Sweep Program.

Eligibility for a Lower Expense Ratio Share Class

Existing Client Accounts:
On a monthly basis, RBC Wealth Management will review a client’s total household assets and twelve-month trailing commissions and fees to determine if the client is eligible for a lower expense ratio share class. If the client is eligible for a lower expense ratio share class, the client’s current class of shares will automatically be converted into the eligible share class.

New Client Accounts:
All new accounts that select a Fund sweep option will be automatically assigned to the RBC Investor Class of the selected Fund. During the monthly review process outlined above, any accounts that are eligible for a lower expense ratio share class will be automatically converted into the eligible share class.

Disqualification
On an annual basis, RBC Wealth Management will review a client’s total household assets and twelve-month trailing commissions and fees to determine if the client is still eligible for its current share class. If the client has experienced a reduction in household assets or commissions and fees, and is no longer eligible for its current share class, the client’s shares will be converted to the lowest expense ratio share class for which the client is eligible. If this is the case, the client will receive a 30 day advance written notice and will have the opportunity to increase its assets at RBC Wealth Management in order to maintain its current share class. If the client is unable to increase its assets, its shares will be converted into the eligible higher expense ratio share class.

Information for Clients of Introducing Brokers that Clear Transactions through RBC Correspondent Services
For introducing brokers that begin a relationship with RBC Correspondent Services, their respective clients are placed in the share class designated by RBC Correspondent Services at the time the clearing relationship begins. The Funds’ Board of Trustees approves changes in share class eligibility that affect any client of introducing brokers clearing transactions through RBC Correspondent Services.

Information for Clients of RBC Advisor Services
New clients of RBC Advisor Services are eligible for the share class designated by RBC Advisor Services based on the relationship between RBC Advisor Services and the investment advisor providing the client with advisory services. The Funds’ Board of Trustees approves changes in share class eligibility that affect any client of RBC Advisor Services.

Additional Policies about Transactions
Corporations, Trusts and Other Entities. Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

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Sales of Certain Classes Limited to U.S. Citizens and Resident Aliens. Generally, RBC Institutional Class 2, RBC Select Class, RBC Reserve Class and RBC Investor Class shares of the Funds may only be offered in the United States to United States citizens and United States resident aliens having a social security number or an individual tax identification number. This prospectus should not be considered a solicitation or offering of fund shares outside of the United States. However, a Fund, the Distributor, or their agent may offer such share classes of a Fund to a non-U.S. person in its sole discretion.

Anti-Money Laundering Procedures. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Funds’ privacy policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners and, in certain circumstances, others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Funds’ policies and procedures, we may reject your account and return your application or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information.

Instructions for Opening an Account — RBC Institutional Class 1 and RBC Institutional Class 2
If opening a Fund account with RBC Institutional Class 1 or RBC Institutional Class 2 shares through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to open an account and he or she will take care of the necessary documentation. Otherwise, follow the instructions below.

By Mail	Initial Purchases and All	Registered/Overnight Mail
	Correspondence	RBC Funds
	RBC Funds	c/o U.S. Bancorp Fund Services, LLC
	P.O. Box 701	615 East Michigan Street, 3rd Floor
	Milwaukee, WI 53201-0701	Milwaukee, WI 53202

1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check payable to “RBC Funds” and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.

3. Mail or courier application and payment to the applicable address above.

By Internet	Visit the Fund’s website, www.rbcgam.us, and follow the instructions provided.
By Wire	U.S. Bank, N.A. ABA # 075000022 Credit: U.S. Bancorp Fund Services, LLC Account: 182380369377 Further Credit: RBC Funds (Shareholder Name/Account Registration) (Shareholder Account Number)

To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or overnight deliver your account application to the transfer agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire as indicated here.  Wired funds must be received by the Tax-Free Money Market Fund by the 1:00 p.m. Eastern time pricing deadline to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Questions?
Call 1-800-422-2766 or your investment representative.

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Instructions for Adding to Your Shares — RBC Institutional Class 1 and RBC Institutional Class 2
If purchasing additional RBC Institutional Class 1 or RBC Institutional Class 2 shares of a Fund through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to purchase additional shares of the Fund and he or she will take care of the necessary documentation. Otherwise, to purchase additional shares in the Fund account, follow the instructions below.  Please note that there are no minimums for additional investments in the RBC Institutional Class 1 and RBC Institutional Class 2 shares.

By Telephone	1-800-422-2766
You may make additional investments by telephone. After the Fund receives and accepts your request, the Fund will deduct from your checking account the cost of the shares. Availability of this service is subject to approval by the Fund and the participating banks.

By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds	RBC Funds
	P.O. Box 701	c/o U.S. Bancorp Fund Services, LLC
	Milwaukee, WI 53201-0701	615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

1. Use the detachable stub from your confirmation statement. Or, if unavailable, provide the following information:

•	Account name and account number
•	Fund name
•	Share class

2. Make your check payable to “RBC Funds” and include your account number and the name of the Fund on the check.

3. Mail or deliver stub and payment to the applicable address above.

By Wire	U.S. Bank, N.A. ABA # 075000022 Credit: U.S. Bancorp Fund Services, LLC Account: 182380369377 Further Credit: RBC Funds (Shareholder Name/Account Registration) (Shareholder Account Number)
Wire share purchases should include the names of each account owner, your account number and the name of the Fund in which you are purchasing shares. You should notify the Fund by telephone that you have sent a wire purchase order to U.S. Bank.

By Internet	Visit the Fund’s website, www.rbcgam.us, and follow the instructions provided.

Automatic Monthly Investment
You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. The Fund will draft your checking account on the same day each month in the amount you authorize via ACH.

Questions?
Call 1-800-422-2766 or your investment representative.

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You can also add shares to your Fund account using the convenient options described below. The Funds reserve the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.

Automatic Monthly Investments
Automatic Monthly Investments are processed through an automated clearing house (“ACH”) whereby an agreed amount is credited to or debited from a shareholder’s pre-identified bank account.

Directed Dividend Option
By selecting the appropriate box in the account application, you can elect to receive your Fund distributions (capital gains and dividends) in cash (check), have distributions deposited in a pre-authorized bank account via ACH, or have distributions reinvested in the Fund or in another eligible RBC Fund without a sales charge. Unless you have selected otherwise, dividends and distributions are reinvested in additional Fund shares at NAV. You should maintain the minimum balance in the Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

Selling Shares — RBC Institutional Class 1 and RBC Institutional Class 2

Withdrawing Money From Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

If selling RBC Institutional Class 1 or RBC Institutional Class 2 shares of a Fund through your brokerage account, financial advisor or other financial institution, ask your investment representative for redemption procedures.  Your investment representative may have transaction minimums and/or transaction times or other restrictions or limitations that will affect your redemption.  For other sales transactions of Fund shares, follow the instructions below.

You may withdraw from your account at any time.  Certain redemptions will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account);

•	If a change of address was received by the transfer agent within the last 30 days;

•	For all redemptions in excess of $50,000 from any shareholder account.

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In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.

Please refer to “Additional Policies on Selling Shares (Redemptions)” below.

The Funds reserve the right to amend their redemption policies.  Shareholders will be notified of changes.

Instructions for Selling Shares (Redemptions) — RBC Institutional Class 1 and RBC Institutional Class 2 (1)

By Telephone	1-800-422-2766
You may withdraw any amount up to $50,000 by telephone, provided that your account is authorized for telephone redemptions. The Fund will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the names of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed prior to 4:00 p.m. Eastern Time for the trade to be processed with that day’s closing price.

By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds	RBC Funds
	P.O. Box 701	c/o U.S. Bancorp Fund Services, LLC
	Milwaukee, WI 53201-0701	615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

1. In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed.

2. Mail or courier the letter to the applicable address above.

By Wire
Redemption proceeds may be wired to your pre-identified bank account. A $15 fee is deducted. If your written request is received in good order before the Fund’s NAV calculation time, the Fund will normally wire the money on the same business day, and if the Fund receives your request after the Fund’s NAV calculation time, the Fund will normally wire the money on the next business day, except as described on the next page under “Additional Policies on Selling Shares (Redemptions).” Contact your financial institution about the time of receipt and availability.

By Internet
Visit the Fund’s website, www.rbcgam.us, and follow the instructions provided. Provided you are an eligible shareholder and have previously registered, you may withdraw up to $50,000 through the website.

Systematic Redemption Plan
You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. You must own shares in an open account valued at $10,000 or more when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. The Fund will continue withdrawals until your shares are gone or until you or the Fund cancels the plan.

Questions?
Call 1-800-422-2766 or your investment representative.

(1)	Minimums, limits or fees stated below may be waived at the discretion of Fund management.

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Withdrawal by Draft
Withdrawal by draft (check) is limited to open and collected account shares of the Funds (other than in accounts opened through RBC Wealth Management and brokerage firms that clear on a correspondent basis through RBC Capital Markets). Draft amounts may range from $500 to $100,000.

Additional Policies on Selling Shares (Redemptions)
Each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the primary markets is restricted; (b) the primary markets are closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

In addition, each Fund may delay redemptions beyond the period set forth above upon the following events: (a) non-routine closure of the Fedwire or applicable Federal Reserve Banks; (b) non-routine closure of the NYSE or general market conditions leading to a broad restriction of trading on the NYSE; or (c) declaration of a market emergency by the SEC.

We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.

If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended as permitted under federal securities laws.

Signature Validation Program – Non Financial Transactions
You can get a Signature Validation Program Stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not a notary public. For your protection, the Fund requires a Signature Validation Program Stamp or other acceptable signature authentication if you request:

•	A change in account registration or redemption instructions;
•	Maintenance changes of name, address or banking instructions;
•	Beneficiaries changes on Transfer on Death (“TOD”) Accounts;
•	Adding Systematic Purchase Plan;
•	Adding banking instructions;
•	Name change;
•	Trustee change; or
•	UTMA/UGMA custodian change.

Redemption in Kind
The Funds reserve the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If a Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

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Minimum Account Size
RBC Institutional Class 1 and RBC Institutional Class 2. For RBC Institutional Class 1 and RBC Institutional Class 2 shares, you must maintain a minimum account value equal to the current minimum initial investment, which is $10 million for RBC Institutional Class 1 shares and $1 million for RBC Institutional Class 2 shares.

RBC Select Class, RBC Reserve Class and RBC Investor Class. If you experience a reduction in (a) your total household assets or (b) your commissions and fees in your account at RBC Wealth Management, and you are no longer eligible for your current share class, your shares will be converted to the lowest expense ratio share class for which you are eligible. If this is the case, you will receive a 30 day advance written notice and will have the opportunity to increase your assets at RBC Wealth Management in order to maintain your current share class. If you are unable to increase your assets, your shares will be converted into the eligible higher expense ratio share class.

No Exchange Privilege — RBC Institutional Class 1 and RBC Institutional Class 2 (Except RBC Institutional Class 1 of Prime Money Market Fund)

RBC Institutional Class 1 and RBC Institutional Class 2 shares of the Funds (except RBC Institutional Class 1 of Prime Money Market Fund) are not eligible to be exchanged for shares of other RBC Funds.

Exchanging Your Shares — RBC Institutional Class 1 of Prime Money Market Fund

If exchanging your RBC Institutional Class 1 shares of Prime Money Market Fund through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to exchange RBC Institutional Class 1 shares of the Fund and he or she will take care of the necessary documentation. To open a new Fund account through an exchange from an existing RBC Fund account, please refer to “Instructions for Opening an Account” above.

An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange shares in an eligible RBC Fund account for shares of another eligible RBC Fund, and vice versa. The eligible RBC Funds are: RBC Institutional Class 1 shares of Prime Money Market Fund, RBC Mid Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, RBC Mid Cap Value Fund and Access Capital Community Investment Fund. You may exchange existing RBC Institutional Class 1 shares of the Prime Money Market Fund into another eligible RBC Fund or from another eligible RBC Fund into RBC Institutional Class 1 shares of the Fund.

By Telephone	1-800-422-2766	You may make exchanges to/from an eligible Prime Money Market Fund account from/to another eligible RBC Fund account by telephone, provided that your account is authorized for telephone exchanges.

By Mail	Regular Mail	Registered/Overnight Mail
	RBC Funds	RBC Funds
	P.O. Box 701	c/o U.S. Bancorp Fund Services, LLC
	Milwaukee, WI 53201-0701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

1. In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.

By Internet
Visit the Fund’s website, www.rbcgam.us, and follow the instructions provided. Eligible shareholders are automatically granted internet exchange privileges unless the privileges are explicitly declined in writing, either on the account application or by writing to RBC Funds.

Monthly Exchanges
You may authorize monthly exchanges ($100 minimum) from your Prime Money Market Fund account into another eligible RBC Fund or from another eligible RBC Fund into your Prime Money Market Fund account. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Questions?
Call 1-800-422-2766 or your investment representative.

RBC MM PRO-SUPP 03/25/2010

Exchanging Your Shares — RBC Select Class, RBC Reserve Class and RBC Investor Class
RBC Select Class, RBC Reserve Class, and RBC Investor Class shares of a Fund may be exchanged for shares of the same class of another Money Market Fund by contacting your financial consultant at RBC Wealth Management, a correspondent firm, or RBC Advisor Services. RBC Select Class, RBC Reserve Class and RBC Investor Class shares of the Funds are not eligible to be exchanged for shares of other RBC Funds not included in this prospectus. The Funds reserve the right to reject any exchange for any reason.

Additional Policies on Exchanges
You must meet the minimum investment requirement of the Class/Fund you are exchanging into. The names and registrations on the two accounts must be identical. You should review the Prospectus of the Fund being purchased. Call 1-800-422-2766 for a free copy. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days notice to shareholders.

Additional Shareholder Services

Telephone/Internet Services
Telephone trades must be received by or prior to market close.  During periods of increased market activity, you may have difficulty reaching the Funds by telephone or may encounter higher than usual call waits. If this happens, contact the Funds by mail or allow sufficient time to place your telephone transaction. (Eligible shareholders may also access the Funds’ website, www.rbcgam.us.)  The Funds may refuse a telephone request, including a request to redeem shares of the Funds. The Funds will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Funds nor any persons or entity that provides services to the Funds will be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to limit the frequency or the amount of telephone redemption requests.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

Shareholder Mailings – RBC Institutional Class 1 and RBC Institutional Class 2
To help lower operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Funds may send only one prospectus, annual report, semiannual report, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling either their financial advisor or the RBC Funds at 1-800-422-2766 and requesting the additional copies of Fund documents.

The address to contact the Funds on the back cover of the Prospectus is deleted and replaced with the following:

RBC Funds
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone:  1-800-422-2766

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

  RBC MM PRO-SUPP 03/25/2010